UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2013

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2013 Incentive Compensation Plan

On May 22, 2013, the stockholders of WellCare Health Plans, Inc., (the “Company”) approved the WellCare Health Plans, Inc.  2013 Incentive Compensation Plan (the “2013 Plan”).  With the adoption of the 2013 Plan, no further grants will be made under the WellCare Health Plans, Inc. 2004 Equity Incentive Plan (the “2004 Plan”).

The 2013 Plan has 2.5 million shares available for issuance, minus any equity awards that were granted under the 2004 Plan after January 1, 2013 and before the date of approval of the 2013 Plan, plus any awards forfeited under the 2004 Plan since January 1, 2013.  Any other shares subject to awards that are forfeited under the 2004 Plan or the 2013 Plan after approval of the 2013 Plan also will be added to the 2013 Plan’s shares available for issuance.

Under the 2013 Plan, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company is authorized to grant stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, and other stock-based awards to officers, directors, employees or consultants who provide services to the Company or its subsidiaries.

The Company may cause the cancellation of any award, require reimbursement for any award by a participant or beneficiary, and recoup equity or other compensation provided under the 2013 Plan in accordance with any clawback policy.

If a participant in the 2013 Plan, without the Company’s consent, violates a non-competition, non-solicitation or non-disclosure covenant or agreement, then the Committee may, in its discretion, cancel any outstanding awards or require the repayment of any gains or value of the award.

Without the approval of the stockholders, the Committee is not permitted to lower the exercise price of a stock option or grant price of a stock appreciation right, after it is granted, or take any other action that may be treated as a repricing pursuant to the applicable rules of the New York Stock Exchange (“NYSE”).

The 2013 Plan will terminate at the earliest of (i) such time as no shares remain available for issuance under the 2013 Plan, (ii) termination of the 2013 Plan by the Board, or (iii) May 22, 2023.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced 2013 Plan.  The above description is qualified in its entirety by reference to the description of the 2013 Plan under the heading “Proposal 2: Approval of the Company’s 2013 Incentive Compensation Plan” in the Company’s Proxy Statement filed on April 10, 2013, and the 2013 Plan, which is incorporated herein by reference as Exhibit 10.17 to this Current Report on Form 8-K.

Adoption of forms of agreements for awards of performance stock units under the 2013 Plan

In connection with the stockholder approval of the 2013 Plan, the following forms for awards of performance stock units (“PSUs”) under the 2013 Plan for employees of the Company and its subsidiaries, including the Company’s executive officers, became effective:

•	Form of Performance Stock Unit Award Notice and Agreement (the “PSU Award Notice”);
•	Form of Performance Stock Unit Award Agreement (the “PSU Agreement”);
•	Form of Performance Stock Unit Award Notice and Agreement with deferral provisions (“PSU Award Notice with deferral provisions”); and

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•	Form of Performance Stock Unit Award Agreement with deferral provisions (the “PSU Agreement with deferral provisions”).

The above-referenced forms are substantially the same as the previously adopted forms under the 2004 Plan.   The material terms of the previously adopted forms of agreements for awards of PSUs were described in the Company’s Current Reports on Form 8-K filed on February 17, 2012 and March 22, 2013.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced forms of PSU Award Notice, PSU Agreement, PSU Award Notice with deferral provisions and PSU Agreement with deferral provisions.  The above description is qualified in its entirety by reference to the forms of PSU Award Notice, PSU Agreement, PSU Award Notice with deferral provisions and PSU Agreement with deferral provisions, which are incorporated herein by reference as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8 K, as well as to the 2013 Plan, which is incorporated herein by reference as Exhibit 10.17 to this Current Report on Form 8-K.

Adoption of forms of agreements for awards of market stock units under the 2013 Plan

In connection with the stockholder approval of the 2013 Plan, the following forms for awards of market stock units (“MSUs”) under the 2013 Plan for employees of the Company and its subsidiaries, including the Company’s executive officers, became effective:

•	Form of Market Stock Unit Award Notice and Agreement (the “MSU Award Notice”);
•	Form of Market Stock Unit Award Agreement (the “MSU Agreement”);
•	Form of Market Stock Unit Award Notice and Agreement with deferral provisions (“MSU Award Notice with deferral provisions”); and
•	Form of Market Stock Unit Agreement with deferral provisions (“MSU Agreement with deferral provisions”).

The above-referenced forms are substantially the same as the previously adopted forms under the 2004 Plan.   The material terms of the previously adopted forms of agreements for awards of MSUs were described in the Company’s Current Reports on Form 8-K filed on February 17, 2012 and March 22, 2013.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced forms of MSU Award Notice, MSU Award Agreement, MSU Award Notice with deferral provisions and MSU Agreement with deferral provisions.  The above description is qualified in its entirety by reference to the forms of MSU Award Notice, MSU Agreement, MSU Award Notice with deferral provisions and MSU Agreement with deferral provisions, which are incorporated herein by reference as Exhibits 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K, as well as to the 2013 Plan, which is incorporated herein by reference as Exhibit 10.17 to this Current Report on Form 8-K.

Adoption of forms of agreements for awards of restricted stock units under the 2013 Plan for employees

In connection with the stockholder approval of the 2013 Plan, the following forms for awards of restricted stock units (“RSUs”) under the 2013 Plan for employees of the Company and its subsidiaries, including the Company’s executive officers, became effective:

•	Form of Restricted Stock Unit Award Notice and Agreement (the “RSU Award Notice”);

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•	Form of Restricted Stock Unit Award Agreement (the “RSU Agreement”);
•	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions (“RSU Award Notice with deferral provisions”); and
•	Form of Restricted Stock Unit Award Agreement with deferral provisions (“RSU Agreement with deferral provisions”).

The above-referenced forms are substantially the same as the previously adopted forms under the 2004 Plan.   The material terms of the previously adopted forms of agreements for awards of RSUs were described in the Company’s Current Report on Form 8-K filed on February 17, 2012.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced forms of RSU Award Notice, RSU Agreement, RSU Award Notice with deferral provisions and RSU Agreement with deferral provisions.  The above description is qualified in its entirety by reference to the forms of RSU Award Notice, RSU Agreement, RSU Award Notice with deferral provisions and RSU Agreement with deferral provisions, which are incorporated herein by reference as Exhibits 10.9, 10.10, 10.11 and 10.12 to this Current Report on Form 8-K, as well as to the 2013 Plan, which is incorporated herein by reference as Exhibit 10.17 to this Current Report on Form 8-K.

Adoption of forms of agreements for awards of restricted stock units under the 2013 Plan for directors

In connection with the stockholder approval of the 2013 Plan, the following forms for awards of RSUs under the 2013 Plan for non-employee directors of the Company became effective:

•	Form of Restricted Stock Unit Award Notice and Agreement (the “Director RSU Award Notice”);
•	Form of Restricted Stock Unit Award Agreement (the “Director RSU Agreement”);
•	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions (“Director RSU Award Notice with deferral provisions”); and
•	Form of Restricted Stock Unit Award Agreement with deferral provisions (“Director RSU Agreement with deferral provisions”)

The above-referenced forms are substantially the same as the previously adopted forms under the 2004 Plan, except that the change of control provision was modified so that the RSUs vest immediately upon a change of control of the Company.   The material terms of the previously adopted forms of agreements for awards of RSUs for directors were described in the Company’s Current Report on Form 8-K filed on February 17, 2012.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced forms of Director RSU Award Notice, Director RSU Agreement, Director RSU Award Notice with deferral provisions and Director RSU Agreement with deferral provisions.  The above description is qualified in its entirety by reference to the forms of Director RSU Award Notice, Director RSU Agreement, Director RSU Award Notice with deferral provisions and Director RSU Agreement with deferral provisions, which are incorporated herein by reference as Exhibits 10.13, 10.14, 10.15 and 10.16 to this Current Report on Form 8-K, as well as to the 2013 Plan, which is incorporated herein by reference as Exhibit 10.17 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

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Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Award Notice and Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.2	Form of Performance Stock Unit Award Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.3	Form of Performance Stock Unit Award Notice and Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.4	Form of Performance Stock Unit Award Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.5	Form of Market Stock Unit Award Notice and Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.6	Form of Market Stock Unit Award Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.7	Form of Market Stock Unit Award Notice and Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.8	Form of Market Stock Unit Award Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.9	Form of Restricted Stock Unit Award Notice and Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (employee version)	Filed herewith
10.10	Form of Restricted Stock Unit Award Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (employee version)	Filed herewith
10.11	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (employee version)	Filed herewith
10.12	Form of Restricted Stock Unit Award Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (employee version)	Filed herewith
10.13	Form of Restricted Stock Unit Award Notice and Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (director version)	Filed herewith
10.14	Form of Restricted Stock Unit Award Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (director version)	Filed herewith
10.15	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (director version)	Filed herewith
10.16	Form of Restricted Stock Unit Award Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (director version)	Filed herewith
10.17	2013 Incentive Compensation Plan	DEF 14A	April 10, 2013	A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2013	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Award Notice and Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.2	Form of Performance Stock Unit Award Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.3	Form of Performance Stock Unit Award Notice and Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.4	Form of Performance Stock Unit Award Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.5	Form of Market Stock Unit Award Notice and Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.6	Form of Market Stock Unit Award Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.7	Form of Market Stock Unit Award Notice and Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.8	Form of Market Stock Unit Award Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan	Filed herewith
10.9	Form of Restricted Stock Unit Award Notice and Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (employee version)	Filed herewith
10.10	Form of Restricted Stock Unit Award Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (employee version)	Filed herewith
10.11	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (employee version)	Filed herewith
10.12	Form of Restricted Stock Unit Award Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (employee version)	Filed herewith
10.13	Form of Restricted Stock Unit Award Notice and Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (director version)	Filed herewith
10.14	Form of Restricted Stock Unit Award Agreement under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (director version)	Filed herewith
10.15	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (director version)	Filed herewith
10.16	Form of Restricted Stock Unit Award Agreement with deferral provisions under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (director version)	Filed herewith
10.17	2013 Incentive Compensation Plan	DEF 14A	April 10, 2013	A